                                                                  EXHIBIT 10.2.4

[Confidential and Proprietary Information removed and is available to the SEC on request]

                  THIRD AMENDMENT, dated as of January 13, 2004 (this "Amendment"), to the Amended and Restated Transfer and Administration Agreement (the "Agreement"), dated as of December 15, 2000, as amended as of January 15, 2002 and as of January 14, 2003, by and among CNH Capital Receivables Inc., a Delaware corporation, as transferor (the "Transferor"), Case Credit Corporation, a Delaware corporation ("Case Credit"), in its individual capacity and as Servicer (the "Servicer"), the several commercial paper conduits listed on
Schedule I thereto and their respective permitted successors and assigns (the "CP Conduit Purchasers"), the several banks party thereto (the "APA Banks"), the agent banks party thereto (the "Funding Agents") and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents (the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, the Transferor has requested, and, upon this Amendment becoming effective, the Servicer, the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Administrative Agent have agreed, that certain provisions of the Agreement be amended in the manner provided for in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. All capitalized terms defined in the Agreement and used herein shall have the meanings given to them therein.

                  2. Amendments to Article I. Article I of the Agreement is hereby amended by:

                  (a) inserting the following new defined terms in alphabetical order:

                  "`Backup Servicer' shall mean (i) Systems & Services Technologies, Inc., a Delaware corporation, and its successors and assigns, or (ii) an institution that is selected by the Servicer with the consent of the Purchasers (which consent shall not be unreasonably withheld).

                  `Backup Servicer Account' is defined in Section 8.1(a).

                  `Backup Servicer Account Required Amount' shall mean $300,000; provided, however that the Backup Servicer Account Required Amount shall be zero on any Settlement Date on which the unsecured long-term debt of CNH Global N.V. is rated at least Ba2 by Moody's.

                  `Backup Servicer Account Shortfall Amount' is defined in
         Section 7.14.

                  `Backup Servicer Expenses' is defined in Section 7.14.

                  `Backup Servicer Fees' shall mean the fees payable to the Backup Servicer pursuant to the Backup Servicing Agreement which in any event shall not accrue at a rate per annum in excess of [Confidential].

                  `Backup Servicing Agreement' means the agreement to be entered into by the Transferor, the Servicer and the Backup Servicer pursuant to which the Backup Servicer agrees, among other things, to:

                           (a) on a one-time basis, obtain data and systems
                  information from the Servicer's servicing system, confirm that such data is readable by the Backup Servicer and map such data to the Backup Servicer's systems; and

                           (b) on a monthly basis, based on information relating
                  to the Pooled Receivables provided to the Backup Servicer by the Servicer as of the last day of the immediately preceding Collection Period, confirm the accuracy of the following information contained in the Servicing Statement for such Collection Period: the aggregate Realized Losses on all Pooled Receivables that became Liquidated Receivables during such Collection Period, the Pooled Receivable Delinquency Ratio on the Settlement Date immediately succeeding such Collection Period and the Pool Balance set forth in such Servicing Statement.

                  `Realized Losses' means, with respect to any Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable plus accrued and unpaid interest thereon over the amount of any related Liquidation Proceeds.";

                  (b) deleting therefrom the definitions of "Performance Guarantor" and "Performance Guaranty" in their respective entireties;

                  (c) deleting therefrom the definitions of the following defined terms in their respective entireties and substituting in lieu thereof the following new definitions:

                  "`Basic Documents' shall mean the Receivables Purchase Agreements, the Assignments, this Agreement, the Backup Servicing Agreement, the Fee Letter, the Transferred Receivables Assignments, the Pooled Interest Rate Caps and the Interest Rate Cap Assignments.

                  `Discounted Present Value' shall mean, on any Settlement Date, an amount equal to the present value, discounted at a rate per annum equal to the sum of (i) the Cap Strike Rate for such Settlement Date and (ii) the sum of (A) the product of 1.50 times the Net Loss Percentage for such Settlement Date, (B) [Confidential] and (C) [Confidential], of the payments on a Receivable having (x) equal monthly payments in an amount equal to the Monthly Payment Amount on such Settlement Date and (y) a term to maturity equal to the Weighted Average Maturity on such Settlement Date.

                  `Required Enhancement Percentage' shall mean on any Settlement Date (i) during any period when the unsecured long-term debt of CNH Global N.V. is rated at least BB by S&P and at least Ba2 by Moody's, [Confidential] and (ii) during any period when the unsecured long-term debt of CNH Global N.V. does not satisfy the ratings required by clause
         (i) hereof, [Confidential]; provided, however, that if (A) the Net Loss Percentage on any Settlement Date exceeds [Confidential] or (B) the CNH Portfolio Delinquency Ratio on any Settlement Date exceeds [Confidential], the Required Enhancement Percentage on such Settlement Date shall equal the sum of [Confidential] and the percentage set forth in clause (i) or (ii) then applicable.

                  `Scheduled Expiry Date' shall mean, with respect to any Purchaser, the later of (a) January 11, 2005 and (b) the last day of any extension of such Purchaser's Commitment made in accordance with
         Section 3.1(c)."

                  3. Amendment to Article II of the Agreement. Article II of the Agreement is hereby amended by inserting the following new subsection (c) to
Section 2.4 thereof:

                  "(c) As collateral security for the Transferor's obligation to make funds available in the Backup Servicer Account available to the Administrative Agent to pay Backup Servicer Expenses, the Transferor hereby assigns to the Administrative Agent on behalf of the Purchasers, all of the Transferor's right, title and interest in and to the Backup Servicer Account and all funds on deposit from time to time in the Backup Servicer Account and in all investments and proceeds thereof (including all income thereon). The Administrative Agent, on behalf of the Purchasers, acknowledges such grant of security and agrees to perform its duties with respect thereto as expressly set forth in this Agreement."

                  4. Amendment to Article VII of the Agreement. Article VII of the Agreement is hereby amended by inserting the following three new sentences after the first sentence of Section 7.14 thereof:

         "All reasonable costs and expenses (including attorneys' fees) incurred in connection with the engagement of a Backup Servicer, including any engagement fees, travel expenses or due diligence costs (such fees, expenses and costs, the "Backup Servicer Expenses") shall be paid from funds available in the Backup Servicer Account upon presentation of reasonable documentation to the Administrative Agent. Distributions of Backup Servicer Expenses shall be made in accordance with Section 8.4. To the extent that Backup Servicer Expenses exceed the amount on deposit in the Backup Servicer Account (any such shortfall, a "Backup Servicer Account Shortfall Amount"), the Servicer agrees, within thirty days of demand thereof, to deposit in the Backup Servicer Account, such Backup Servicer Account Shortfall Amount."

                  5. Amendment to Article VIII of the Agreement. Article VIII of the Agreement is hereby amended by: (a) inserting the following new sentence after the first sentence of Section 8.1(a) thereof:

         "On or prior to January 13, 2004, the Servicer shall have established and shall thereafter maintain in the name of the Administrative Agent, an Eligible Deposit Account (the "Backup Servicer Account"), bearing a designation clearly indicating that the funds deposited therein are held for the Administrative Agent on behalf of the Purchasers and the Backup Servicer.";

         (b) deleting Section 8.1(b) thereof in its entirety and inserting the following new Section 8.1(b) in lieu thereof:

                  "(b) Funds on deposit in the Collection Account, the Backup Servicer Account and the Spread Account shall be invested or reinvested by the Administrative Agent in Eligible Investments selected by and as directed in writing by the Servicer (which written direction may be in the form of standing instructions); provided, however, it is understood and agreed that the Administrative Agent shall not be liable for the selection of, or any loss arising from such investment in, Eligible Investments. All such Eligible Investments shall be held by the Administrative Agent for the benefit of the Purchasers (and for the purposes of Article 8 of the UCC, each Eligible Investment is intended to constitute a Financial Asset, and the Collection Account, the Backup Servicer Account and the Spread Account are intended to constitute Securities Accounts); provided, that on each Settlement Date, all Investment Earnings on funds on deposit in the Collection Account and the Spread Account shall be deposited into the Collection Account and shall be allocated in accordance with
         Section 8.2(c) or 8.2(d) on such Settlement Date. Investment earnings on funds on deposit in the Backup Servicer Account shall be retained in the Backup Servicer Account, subject to withdrawal pursuant to Section
         8.4. Funds on deposit in the Collection Account, the Backup Servicer Account and the Spread Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Settlement Date; provided, however, that funds on deposit in the Collection Account, the Backup Servicer Account and the Spread Accounts may be invested in Eligible Investments of the entity serving as the Administrative Agent that may mature so that such funds will be available on the Settlement Date.";

         (c) inserting the following new sentence after the second sentence of paragraph (i) of Section 8.1(c) thereof:

         "The Administrative Agent shall possess all right, title and interest in all funds on deposit from time to time in the Backup Servicer Account and in all proceeds thereof (including all income thereon). The Backup Servicer Account shall be under the sole dominion and control of the Administrative Agent for the benefit of the Purchasers and the Backup Servicer.";

         (d) deleting the third sentence of paragraph (i) of Section 8.1(c) thereof in its entirety and inserting in lieu thereof the following new sentence:

         "If, at any time, any of the Collection Account, the Backup Servicer Account or the Spread Account ceases to be an Eligible Deposit Account, the Administrative Agent (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Administrative Agent may consent) establish a new Collection Account, Backup Servicer Account or Spread Account, as the case may be, as an Eligible Deposit Account and shall transfer any cash and/or any investments held in the no-longer Eligible Deposit Account to such new Collection Account, Backup Servicer Account or Spread Account.";

         (e) deleting the words "the Collection Account and the Spread Account" each time they appear in Section 8.1(f) thereof and inserting in lieu thereof the words "the Collection Account, the Backup Servicer Account and the Spread Account.";

         (f) deleting Section 8.2(c) thereof in its entirety and inserting the following new Section 8.2(c) in lieu thereof:

                  (c) On each Settlement Date prior to the occurrence of a Termination Event, the Administrative Agent shall distribute, in accordance with the Servicing Statement delivered on the preceding Determination Date, the Total Cash Available for such Settlement Date and any amounts withdrawn from the Spread Account and deposited in the Collection Account pursuant to Section 8.2(b) in the following order of priority:

                           (i) first, to the Backup Servicer, any accrued and
                  unpaid Backup

                  Servicing Fees;

                           (ii) second, to the Administrative Agent, an amount
                  equal to the Aggregate Monthly Funding Costs for such Settlement Date;

                           (iii) third, to the Administrative Agent, an amount
                  equal to the Principal Payment Amount for such Settlement Date, to be used to reduce the Aggregate Net Investment;

                           (iv) fourth, to the Administrative Agent, an amount
                  equal to the Unused Fees payable to the Purchasers on such Settlement Date in accordance with Section 3.3;

                           (v) fifth, to the Servicer, the amount of the Servicing Fee for such Settlement Date;

                           (vi) sixth, to the Spread Account, to the extent that
                  the amount on deposit in the Spread Account on such Settlement Date is less than the Specified Spread Account Balance with respect to such Settlement Date;

                           (vii) seventh, to the Administrative Agent, an amount
                  equal to the Article 14 Costs and any other amounts payable to the Purchasers on such Settlement Date; and

                           (viii) eighth, to the Transferor as deferred purchase price, any remaining amounts.


         (g) deleting Section 8.2(d) thereof in its entirety and inserting the following new Section 8.2(d) in lieu thereof:

                  "(d) On each Settlement Date after the occurrence of a Termination Event, the Administrative Agent shall distribute, in accordance with the Servicing Statement delivered on the preceding Determination Date, the Total Cash Available for such Settlement Date and any amounts withdrawn from the Spread Account and deposited in the Collection Account pursuant to Section 8.2(b) in the following order of priority:

                           (i) first, to the Backup Servicer, any accrued and
                  unpaid Backup Servicing Fees;

                           (ii) second, if Case Credit is not the Servicer, to
                  the Servicer, the amount of the Servicing Fee for such Settlement Date;

                           (iii) third, to the Administrative Agent, an amount
                  equal to the Aggregate Monthly Funding Costs for such Settlement Date and any unpaid Aggregate Monthly Funding Costs for any prior Settlement Date;

                           (iv) fourth, to the Administrative Agent, an amount
                  equal to the Unused Fees payable to the Purchasers on such Settlement Date in accordance with Section 3.3 and any unpaid Unused Fees payable on any prior Settlement Date;

                           (v) fifth, if Case Credit is the Servicer, to the
                  Servicer, the amount of the Servicing Fee for such Settlement Date and any unpaid Servicing Fee for any prior Settlement Date;

                           (vi) sixth, to the Administrative Agent, an amount
                  equal to the Aggregate

                  Net Investment;

                           (vii) seventh, to the Administrative Agent, an amount
                  equal to the Article 14 Costs and any other amounts payable to the Purchasers on such Settlement Date; and

                           (viii) eighth, to the Transferor as deferred purchase
                  price, any remaining amounts."; and

         (g) adding the following new Section 8.4 thereto:

                  "SECTION 8.4. Backup Servicer Account. On or prior to January 13, 2004, the Transferor or the Servicer on its behalf, shall deposit an amount equal to the Backup Servicer Account Required Amount into the Backup Servicer Account. On each Settlement Date to the extent that any Backup Servicer Expenses are then due and payable, the Servicer will instruct the Administrative Agent in writing to withdraw an amount equal to such Backup Servicer Expenses then due and payable from the Backup Servicer Account, and distribute such amount to the Person entitled thereto. If the amount on deposit in the Backup Servicer Account on any Settlement Date (after giving effect to the withdrawal therefrom for the payment of Backup Servicer Expenses for such Settlement Date) is greater than the Backup Servicer Account Required Amount, the excess will be released to the Transferor. The Transferor (and any of its transferees and assignees) shall in no event be required to refund any amounts properly distributed to it pursuant to this Section 8.4. The only permitted withdrawals from the Backup Servicer Account are set forth in this Section 8.4 and in Section 8.1(f)."

                  6. Amendment to Article XI of the Agreement. Article XI of the Agreement is hereby amended by: (a) adding the word "or" at the end of paragraph
(d) and adding the following new paragraphs (e) and (f) to Section 11.1 thereof:

                  "(e) the failure by the Servicer on or prior to April 13, 2004 to engage the Backup Servicer pursuant to a Backup Servicing Agreement acceptable to the Majority Purchasers or such Backup Servicing Agreement shall thereafter cease, for any reason, to be in full force and effect; provided, however that such failure of the Backup Servicing Agreement to be in full force and effect shall not constitute a Servicer Default during any period when the unsecured long-term debt of CNH Global N.V. is rated at least Ba2 by Moody's or during any ninety-day period following a reduction in the unsecured long-term debt of CNH Global N.V. such that its unsecured long-term debt is no longer rated at least Ba2 by Moody's; or

                  (f) any failure by the Servicer to deposit in the Backup Servicer Account, the Backup Servicer Account Shortfall Amount, which failure continues unremedied for three Business Days after written notice of such failure is received by the Servicer from the Administrative Agent or any Purchaser or after discovery of such failure by an officer of the Servicer;"

         (b) inserting the following words after the words "vested in" in the first sentence of the third paragraph of Section 11.1 thereof: "the Backup Servicer, or if no Backup Servicer has been engaged,"; and

         (c) inserting the following words after the words "In the event of the Servicer's termination hereunder," in the second sentence of Section 11.2 thereof: "the Administrative Agent shall appoint the Backup Servicer as the successor Servicer hereunder or, if no Backup Servicer has been engaged,".

                  7. Amendments to Article XII. Article XII of the Agreement is hereby amended by (a) inserting the parenthetical clause "(other than the Backup Servicing Agreement)" after the words "Basic Documents" in paragraph (f) of
Section 12.1 thereof; (b) deleting the word "or" at the end of paragraph (p) and deleting paragraphs (q) and (r) of Section 12.1 thereof; (c) changing each reference to "(m) through (r)" in Section 12.1 to "(m) through (p)"; and (d) deleting the last sentence of Section 12.2 thereof.

                  8.Deletion of Exhibit L. The Agreement is hereby amended by deleting Exhibit L thereto.

                  9. Amendments to Fee Letter. The Fee Letter referred to in the Agreement is hereby amended (a) to provide that the Program Fee Rate shall be:

                                 [Confidential]

                  10. Conditions to Effectiveness. This Amendment shall become effective on January 13, 2004 (the "Amendment Effective Date") if each of the following conditions precedent shall have been satisfied on or prior to such day:

                  (a) The Administrative Agent shall have received, with a copy for each Funding Agent, this Amendment duly executed and delivered by the Transferor, the Servicer, each CP Conduit Purchaser, each APA Bank and the Administrative Agent;

                  (b) The representations and warranties of the Transferor, the Servicer and each Seller contained in the Basic Documents shall be true and correct in all material respects as of the Amendment Effective Date;

                  (c) The Transferor shall have paid to each CP Conduit Purchaser or the APA Bank with respect to each CP Conduit Purchaser a non-refundable renewal fee in an amount equal to [Confidential] of the APA Bank Commitment Amount of such APA Bank;

                  (d) Compass US Acquisition LLC and Westlb, New York Branch, shall have assigned its Purchaser Net Investment and its Maximum Purchaser Net Investment to Starbird Funding Corporation and BNP Paribas, New York Branch, in accordance with Section 16.9(e) of the Agreement, and shall have delivered the related Purchaser Supplement to the Administrative Agent and the Transferor;

                  (e) [reserved];

                  (f) The Administrative Agent shall have received a certificate of a Responsible Officer of the Servicer to the effect that the Backup Servicer Account has been established and the amount on deposit therein is at least equal to the Backup Servicer Account Required Amount; and

                  (g) The Administrative Agent shall have received evidence that the Transferor shall have filed any financing statements or amendments to the financing statements, naming the Transferor as the debtor and the Administrative Agent as secured party as may be necessary or in the opinion of the Administrative Agent desirable in order to perfect the security interest granted by the Transferor to the Administrative Agent in the Backup Servicer Account and the amounts on deposit therein in connection with the execution and delivery of this Amendment or other similar instruments or documents as may be necessary or in the opinion of the Administrative Agent desirable under the UCC or any comparable law to perfect the Administrative Agent's security interest in the Backup Servicer Account and the amounts on deposit therein.

                  11. Miscellaneous.

                  (a) Payment of Expenses. The Transferor agrees to pay or reimburse the Administrative Agent and each Purchaser for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment; provided, however, that the obligation of the Transferor to pay or reimburse the Administrative Agent and the Purchasers for the reasonable fees and disbursements of counsel in connection with this Amendment shall be limited to the reasonable fees and disbursements of Simpson Thacher & Bartlett LLP.

                  (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

                  (c) Governing Law; Counterparts. (i) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE

PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                           (i) This Amendment may be executed in two or more
                  counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  IN WITNESS WHEREOF, the Transferor, the Servicer, the CP Conduit Purchasers, the APA Banks and the Administrative Agent have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                         CNH CAPITAL RECEIVABLES INC.



                                         By: /s/
                                             -----------------------------------
                                             Name:
                                             Title:


                                         CASE CREDIT CORPORATION



                                         By: /s/
                                             -----------------------------------
                                             Name:
                                             Title:



                                         JPMORGAN CHASE BANK,
                                            as Administrative Agent



                                         By: /s/
                                             -----------------------------------
                                             Name:
                                             Title:

                                   PARK AVENUE RECEIVABLES
                                      CORPORATION, as a CP Conduit Purchaser



                                   By: /s/
                                       -----------------------------------
                                       Name:
                                       Title:


                                   DELAWARE FUNDING COMPANY, LLC, as
                                      a CP Conduit Purchaser

                                   By:  JPMORGAN CHASE BANK,
                                   as attorney-in-fact for Delaware
                                   Funding Company, LLC



                                   By: /s/
                                       -----------------------------------
                                          Authorized Signatory

                                   JPMORGAN CHASE BANK,
                                      as an APA Bank



                                   By: /s/
                                       -----------------------------------
                                       Name:
                                       Title:


                                   JPMORGAN CHASE BANK,
                                      as a Funding Agent


                                   By: /s/
                                       -----------------------------------
                                       Name:
                                       Title:

                               YC SUSI TRUST,
                                  as a CP Conduit Purchaser



                               By: Bank of America, National Association,
                                   as Administrative Trustee

                               By: /s/
                                   -----------------------------------------
                                   Name:
                                   Title:

                               BANK OF AMERICA, N.A., as an APA Bank


                               By: /s/
                                   -----------------------------------------
                                   Name:
                                   Title:


                               BANK OF AMERICA, N.A., as a Funding Agent



                               By: /s/
                                   -----------------------------------------
                                   Name:
                                   Title:

                              ALPINE SECURITIZATION CORP., as a CP
                                 Conduit Purchaser


                              By Credit Suisse First Boston as Attorney in Fact



                                       By: /s/
                                           ---------------------------------
                                           Name:
                                           Title:


                                       By: /s/
                                           ---------------------------------
                                           Name:
                                           Title:


                              CREDIT SUISSE FIRST BOSTON, NEW YORK
                                 BRANCH, as an APA Bank



                                       By: /s/
                                           ---------------------------------
                                           Name:
                                           Title:


                                       By: /s/
                                           ---------------------------------
                                           Name:
                                           Title:


                              CREDIT SUISSE FIRST BOSTON, NEW YORK
                                 BRANCH, as a Funding Agent


                                       By: /s/
                                           ---------------------------------
                                           Name:
                                           Title:


                                       By: /s/
                                           ---------------------------------
                                           Name:
                                           Title:

                                 NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a CP Conduit Purchaser


                                By: /s/
                                    ---------------------------------
                                    Title:


                                 COOPERATIEVE CENTRALE RAFFEISEN-
                                 BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH, as an APA Bank


                                By: /s/
                                    ---------------------------------
                                    Title:


                                By: /s/
                                    ---------------------------------
                                    Title:

                                 COOPERATIEVE CENTRALE RAFFEISEN-
                                 BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH, as a Funding Agent


                                By: /s/
                                    ---------------------------------
                                    Title:


                                By: /s/
                                    ---------------------------------
                                    Title:

                                   STARBIRD FUNDING CORPORATION, as a CP Conduit Purchaser


                                  By: /s/
                                      ---------------------------------
                                      Title:


                                   BNP PARIBAS, acting through its New York
                                   Branch, as an APA Bank


                                  By: /s/
                                      ---------------------------------
                                      Title:


                                  By: /s/
                                      ---------------------------------
                                      Title:

                                   BNP PARIBAS, acting through its New York
                                   Branch, as a Funding Agent


                                  By: /s/
                                      ---------------------------------
                                      Title:


                                  By: /s/
                                      ---------------------------------
                                      Title: